PURCHASING AGREEMENT #5190-17 ADDENDUM # A

THIS ADDENDUM # A (the “Addendum”) to the Purchasing Agreement # 5190-17 dated 2-24-2017 between Cardax, Inc. (“Seller”) and General Nutrition Corporation (“Buyer”) is effective as of the date signed by Buyer.

WHEREAS, the parties desire to amend the Purchasing Agreement.

NOW THEREFORE, for valuable consideration and intending to be legally bound hereby, the parties hereby agree as follows:

1. The following Products are added to Exhibit 1.1:

GNC Item No.	UPC Code	Description	Size	Unit Price For FOB Destination Freight Prepaid	Allocation
539600	861098000309	ZanthoSyn	60 ct	[***]	Full Chain Expansion
539601	861098000316	ZanthoSyn	30 ct	[***]	Full Chain Expansion

Exclusive Distribution. Seller agrees to sell and distribute the Products exclusively to Buyer and agrees not to directly or indirectly offer, sell, distribute, wholesale, market, and/or ship the Products to anyone other than Buyer in accordance with the following provisions:

(i)  Term: 2 years from the Effective Date of this Addendum, which shall automatically renew for successive 2 year terms unless either party notifies the other in writing not less than 90 days prior to the end of such term;

(ii) Territory: United States;

(iii) Channel: Brick-and-mortar retail stores; and

(iv) Regulatory Classification: Human dietary supplement;

provided however, these exclusivity obligations shall terminate if any of the following occur:

(i)  Buyer discontinues full-chain allocation of Products in the Territory, wherein full-chain refers to all corporate stores;

(ii) Buyer offers, sells, distributes, wholesales, markets, or ships a house-branded or third-party product containing synthetic astaxanthin as a primary ingredient in excess of [***] per serving; or

(iii) Buyer offers, sells, distributes, wholesales, markets, or ships a house-branded product containing astaxanthin as a primary ingredient in excess of [***] per serving.

2. All other terms and conditions of the Purchasing Agreement remain operative and unchanged and this Addendum is an integral part of the Purchasing Agreement.

BUYER		SELLER

GENERAL NUTRITION CORPORATION		CARDAX, INC.

By:	/s/ Stephen B. Cherry	By:	/s/ David M. Watumull

Name:	Stephen B. Cherry	Name:	David M. Watumull

Title:	V.P. of Inventory Planning and Replenishment	Title:	Vice President, Operations

Date:	10/16/2017	Date:	8/4/2017